EXHIBIT 99.0

For Immediate Release	Contacts:	News Media Lisa Marie Bongiovanni 310-252-3524 LisaMarie.Bongiovanni@mattel.com	Securities Analysts Dianne Douglas 310-252-2703 Dianne.Douglas@mattel.com

MATTEL REPORTS SECOND QUARTER 2003 FINANCIAL RESULTS

Second Quarter Highlights

•	Worldwide net sales down 4 percent;
•	Domestic gross sales down by 15 percent and international gross sales up 11 percent; or up less than 1 percent in local currency;
•	Worldwide gross sales for core brands: Barbie® down 8 percent; Hot Wheels® down 16 percent; core Fisher-Price® down 3 percent and American Girl® brands down 3 percent;
•	Gross margin improvement of 210 basis points of net sales; SG&A increased by 210 basis points of net sales;
•	Operating income down 6 percent;
•	Earnings per share, excluding charges, of $0.07 flat vs. prior year; and
•	GAAP earnings per share of $0.05 vs. prior year of $0.04.

EL SEGUNDO, Calif., July 18, 2003 – Mattel, Inc. (NYSE:MAT) today reported 2003 second quarter financial results. For the quarter, excluding charges related to the financial realignment plan, income was $30.9 million, or $0.07 per share, versus last year’s second quarter income of $29.6 million, or $0.07 per share. The company reported GAAP (Generally Accepted Accounting Principles) net income of $20.9 million for the quarter, or $0.05 per share, compared to last year’s second quarter income of $19.6 million, or $0.04 per share.

For the quarter, net sales were $769.0 million, down 4 percent compared to last year’s second quarter net sales of $804.4 million. Operating income, excluding charges, was down 6 percent at $54.8 million. On a regional basis, domestic second quarter gross sales decreased by 15 percent while international second quarter gross sales increased by 11 percent, or up less than 1 percent in local currency.

“As expected, second quarter sales were weak driven by the combination of declining retail inventories and market share losses. With that said, I am pleased with our progress on the income statement and balance sheet, specifically improvements in gross margin and working capital,” said Robert A. Eckert, chairman and chief executive officer of Mattel. “To reinvigorate sales in the all-important second half, we are bolstering our marketing and promotional programs surrounding our core brands, as well as introducing exciting new brands.”

Mattel Brands Business Unit

Worldwide gross sales for the Mattel Brands business unit were $494.7 million, a 9 percent decrease. Worldwide gross sales for the Barbie® brand were down 8 percent with double-digit international gains offset by declines in domestic sales. Worldwide gross sales for Other Girls Brands, which includes the Polly Pocket!® and ello™ brands, were down 12 percent for the quarter with strong sales of Polly Pocket!® and ello™ offset by sales declines in the What’s Her Face!™ and Diva Starz™ brands.

For the quarter, worldwide gross sales for the Wheels category, which includes the Hot Wheels®, Matchbox® and Tyco® R/C brands, were down 20 percent. Gains in international sales for Hot Wheels® were offset by declines in domestic Hot Wheels® sales and worldwide sales declines in Tyco® R/C and Matchbox®.

Worldwide gross sales for the Entertainment category, which includes the Games and Puzzles segment, were up 9 percent for the quarter led by strong growth in the Yu-Gi-Oh!™ brand and the Games and Puzzles segment, partially offset by sales declines in Harry Potter™ products.

Fisher-Price® Brands Business Unit

Second quarter worldwide gross sales for the Fisher-Price® Brands business unit, which includes the Fisher-Price®, Little People®, Rescue Heroes™, and Power Wheels® brands, were $295.6 million, flat with the prior year’s second quarter. Strong sales of core Fisher-Price® internationally and worldwide sales of Fisher-Price Friends, previously referred to as licensed character brands, were offset by declines in core Fisher-Price in the U.S.

American Girl® Brands Business Unit

Second quarter gross sales for the American Girl® Brands business unit, which offers American Girl® branded products direct to consumers, were $41.6 million, down 3 percent, as increases in the Bitty Baby® line were more than offset by declines in the historically-based American Girls Collection® and American Girl Today® lines.

Financial Realignment

Mattel recorded pre-tax charges of $14.0 million in the quarter as part of its $250 million financial realignment plan. The second quarter charges were largely related to termination of a licensing arrangement; restructuring of Corolle, the company’s French doll business; streamlining back office functions; and consolidation of two manufacturing facilities in Mexico. These charges are included in Cost of Sales ($2.4 million), Other Selling and Administrative Expenses ($7.4 million), Restructuring and Other Charges ($3.3 million) and Other Non-Operating (Income), Net ($0.9 million) in the consolidated statement of operations. Since the announcement of the plan in September 2000, Mattel has recorded $249.3 million in pre-tax charges. The company is on track to deliver at least the targeted initial cumulative pre-tax cost savings of approximately $200 million over the three-year duration of the plan.

Live Webcast

Mattel will webcast its 2003 second quarter earnings conference call at 5:30 a.m. Pacific time (8:30 a.m. Eastern time) today. The conference call will be simulcast on the “Investors & Media” section of www.mattel.com. To listen to the call live, log on to the Web site at least 15 minutes early to register, download and install any necessary audio software. An archive of the call may be accessed beginning two hours after the completion of the live call. To listen to a replay of the call via telephone, domestic and international callers should dial + (719) 457-0820. The passcode is 346895. The telephonic playback will be available beginning at 8:30 a.m. Pacific time the morning of the call, until Saturday, July 19 at 9 p.m. Pacific time.

Information required by Securities and Exchange Commission Regulation G, regarding non-GAAP financial measures, will be available at the time of the webcast on the “Investors & Media” section of www.mattel.com, under the headings “Financial Information” – “Earnings Releases.”

About Mattel

Mattel, Inc., (NYSE: MAT, www.mattel.com) is the worldwide leader in the design, manufacture and marketing of toys and family products, including Barbie®, the most popular fashion doll ever created. Leading the toy and game market, the Mattel family is comprised of such best-selling brands as Hot Wheels®, Matchbox®, American Girl®, and Tyco® R/C, as well as Fisher-Price brands (www.fisher-price.com), including Little People®, Rescue Heroes™, Power Wheels® and a wide array of entertainment-inspired toy lines. With worldwide headquarters in El Segundo, Calif., Mattel employs more than 25,000 people in 36 countries and sells products in more than 150 nations throughout the world. The Mattel vision is to be the world’s premier toy brands—today and tomorrow.

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Note: Forward-looking statements with respect to the financial condition, results of operations and business of the company, which may include, but are not limited to sales levels, restructuring, special charges, other non-recurring charges, cost savings, operating efficiencies, cash flow, investments, capital expenditures, strategic acquisitions, plans to employ capital and make investments and profitability are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements. These include without limitation: the company’s dependence on the timely development, manufacture, introduction and customer acceptance of new products; the seasonality of the toy business; customer concentration; significant changes in buying and payment patterns of major customers, including as a result of bankruptcy; adverse changes in general economic conditions in the U.S. and internationally, including adverse changes in the retail environment; the impact of competition on revenues and margins; the supply and cost of raw materials and components; the effect of currency fluctuations on reportable income; risks associated with acquisitions and mergers including the possibility that attractive opportunities will not be identified or consummated and that such transactions may not result in the intended objective; risks associated with foreign operations; negative results of litigation, governmental proceedings or environmental matters; possible work stoppages, slowdowns or strikes; increasing advertising costs and other risks and uncertainties as may be detailed from time to time in the company’s public announcements and SEC filings. This release includes forward-looking statements about sales in the second half of the year, marketing and promotional plans and cost savings under the company’s financial realignment plan. Mattel does not update forward-looking statements and expressly disclaims any obligation to do so.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT I

FINANCIAL HIGHLIGHTS

PRO FORMA BEFORE CHARGES

JUNE 30, 2003

	Three Months Ended					Six Months Ended
(In millions, except per share amounts)	6/30/2003		6/30/2002		% Change	6/30/2003		6/30/2002		% Change
Key P&L Data:
Net Sales	$769.0		$804.4		-4%	$1,514.3		$1,546.4		-2%
Gross Profit	$358.7		$358.2		0%	$728.4		$694.1		5%
% of Net Sales	46.6%		44.5%			48.1%		44.9%
Advertising	$80.8		$82.9		-3%	$164.6		$165.6		-1%
% of Net Sales	10.5%		10.3%			10.9%		10.7%
SG&A	$223.1		$216.8		3%	$444.8		$428.7		4%
% of Net Sales	29.0%		26.9%			29.4%		27.7%
Operating Income (a)	$54.8		$58.5		-6%	$119.0		$99.8		19%
% of Net Sales	7.1%		7.3%			7.8%		6.5%
Income Before Charges	$30.9		$29.6			$71.7		$39.9
% of Net Sales	4.0%		3.7%			4.7%		2.6%
EPS Before Charges—Diluted	$0.07		$0.07			$0.16		$0.09
Average Number of Common Shares—Diluted	445.5		442.2			444.7		440.3
Key Balance Sheet Data:
Accounts Receivable, Net	$603.7		$729.3
Days of Sales Outstanding (DSO)	71		82
Inventories	$540.4		$568.3
Days of Supply (DOS)	54		59
Total Debt Outstanding	$815.7		$1,251.3
Total Debt-to-Total Capitalization	28.0%		44.3%
Worldwide Gross Sales:
Mattel Brands	$494.7		$541.0			$1,027.0		$1,066.3
% Change as Reported		-9%		-3%			-4%		3%
% Change in Local Currency		-14%		-3%			-9%		3%
Fisher-Price Brands	295.6		296.7			528.9		522.2
% Change as Reported		0%		-6%			1%		-7%
% Change in Local Currency		-3%		-7%			-1%		-6%
American Girl Brands	41.6		42.8			88.0		93.4
% Change as Reported		-3%		13%			-6%		7%
Other	1.3		2.5			1.8		6.4

Gross Sales	833.2		883.0			1,645.7		1,688.3
% Change as Reported		-6%		-3%			-3%		0%
% Change in Local Currency		-10%		-4%			-7%		0%
Sales Adjustments	(64.2)		(78.6)			(131.4)		(141.9)

Net Sales	$769.0		$804.4			$1,514.3		$1,546.4

% Change as Reported		-4%		-4%			-2%		0%

(a)	Certain financial information for prior years has been reclassified to conform to the current year's presentation. Mattel's consolidated statement of operations for the quarter and six months ended June 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT II

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30, 2003			Six Months Ended June 30, 2003
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$769.0	$0.0	$769.0	$1,514.3	$0.0	$1,514.3
Cost of sales	412.7	2.4	410.3	790.0	4.1	785.9

Gross Profit	356.3	(2.4)	358.7	724.3	(4.1)	728.4
Advertising and promotion expenses	80.8	0.0	80.8	164.6	0.0	164.6
Other selling and administrative expenses	230.5	7.4	223.1	453.4	8.6	444.8
Restructuring and other charges	3.3	3.3	0.0	12.0	12.0	0.0

Operating Income (b)	41.7	(13.1)	54.8	94.3	(24.7)	119.0
Interest expense	18.2	0.0	18.2	35.6	0.0	35.6
Interest (income)	(5.3)	0.0	(5.3)	(11.7)	0.0	(11.7)
Other non-operating (income), net	0.0	0.9	(0.9)	(3.0)	0.9	(3.9)

Income Before Income Taxes	28.8	(14.0)	42.8	73.4	(25.6)	99.0
Provision for income taxes	7.9	(4.0)	11.9	19.7	(7.6)	27.3

Net Income	$20.9	$(10.0)	$30.9	$53.7	$(18.0)	$71.7

Income Per Share—Basic	$0.05	$(0.02)	$0.07	$0.12	$(0.04)	$0.16

Average Number of Common Shares Outstanding—Basic	439.7	439.7	439.7	439.0	439.0	439.0

Income Per Share—Diluted	$0.05	$(0.02)	$0.07	$0.12	$(0.04)	$0.16

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	445.5	445.5	445.5	444.7	444.7	444.7

	Three Months Ended June 30, 2002			Six Months Ended June 30, 2002
(In millions, except per share amounts)	As Reported (a)	Impact of Charges	Pro Forma	As Reported (a)	Impact of Charges	Pro Forma
Net Sales	$804.4	$0.0	$804.4	$1,546.4	$0.0	$1,546.4
Cost of sales	450.0	3.8	446.2	860.1	7.8	852.3

Gross Profit	354.4	(3.8)	358.2	686.3	(7.8)	694.1
Advertising and promotion expenses	82.9	0.0	82.9	165.6	0.0	165.6
Other selling and administrative expenses	221.1	4.3	216.8	434.8	6.1	428.7
Restructuring and other charges	6.9	6.9	0.0	21.7	21.7	0.0

Operating Income (b)	43.5	(15.0)	58.5	64.2	(35.6)	99.8
Interest expense	29.1	0.0	29.1	58.7	0.0	58.7
Interest (income)	(4.5)	0.0	(4.5)	(8.4)	0.0	(8.4)
Other non-operating (income), net	(6.7)	0.0	(6.7)	(5.2)	0.0	(5.2)

Income Before Income Taxes	25.6	(15.0)	40.6	19.1	(35.6)	54.7
Provision for income taxes	6.0	(5.0)	11.0	3.5	(11.3)	14.8

Income Before Cumulative Effect of Change in Accounting Principles	19.6	(10.0)	29.6	15.6	(24.3)	39.9
Cumulative effect of change in accounting principles, net of tax	0.0	0.0	0.0	(252.2)	(252.2)	0.0

Net Income (Loss)	$19.6	$(10.0)	$29.6	$(236.6)	$(276.5)	$39.9

Income (Loss) Per Share—Basic
Income before cumulative effect of change in accounting principles	$0.04	$(0.03)	$0.07	$0.04	$(0.05)	$0.09
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.58)	(0.58)	0.00

	$0.04	$(0.03)	$0.07	$(0.54)	$(0.63)	$0.09

Average Number of Common Shares Outstanding—Basic	436.1	436.1	436.1	434.4	434.4	434.4

Income (Loss) Per Share—Diluted
Income before cumulative effect of change in accounting principles	$0.04	$(0.03)	$0.07	$0.03	$(0.06)	$0.09
Cumulative effect of change in accounting principles	0.00	0.00	0.00	(0.57)	(0.57)	0.00

	$0.04	$(0.03)	$0.07	$(0.54)	$(0.63)	$0.09

Average Number of Common and Common Equivalent Shares Outstanding—Diluted	442.2	442.2	442.2	440.3	440.3	440.3

(a)	Reported in accordance with generally accepted accounting principles.

(b)	Certain financial information for prior years has been reclassified to conform to the current year's presentation. Mattel's consolidated statement of operations for the quarter and six months ended June 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT III

CONSOLIDATED STATEMENTS OF OPERATIONS

BEFORE CHARGES

	FOR THE THREE MONTHS ENDED JUNE 30,					FOR THE SIX MONTHS ENDED JUNE 30,
	2003		2002		Yr / Yr % Change	2003		2002		Yr / Yr % Change
(In millions, except per share amounts)	$ Amt	% Net Sales	$ Amt	% Net Sales		$ Amt	% Net Sales	$ Amt	% Net Sales
Net Sales	$769.0		$804.4		-4%	$1,514.3		$1,546.4		-2%
Cost of sales	410.3	53.4%	446.2	55.5%	-8%	785.9	51.9%	852.3	55.1%	-8%

Gross Profit	358.7	46.6%	358.2	44.5%	0%	728.4	48.1%	694.1	44.9%	5%
Advertising and promotion expenses	80.8	10.5%	82.9	10.3%	-3%	164.6	10.9%	165.6	10.7%	-1%
Other selling and administrative expenses	223.1	29.0%	216.8	26.9%	3%	444.8	29.4%	428.7	27.7%	4%

Operating Income (a)	54.8	7.1%	58.5	7.3%	-6%	119.0	7.8%	99.8	6.5%	19%
Interest expense	18.2	2.4%	29.1	3.6%	-37%	35.6	2.4%	58.7	3.8%	-39%
Interest (income)	(5.3)	-0.7%	(4.5)	-0.6%	16%	(11.7)	-0.8%	(8.4)	-0.5%	39%
Other non-operating (income), net	(0.9)	-0.1%	(6.7)	-0.8%		(3.9)	-0.3%	(5.2)	-0.3%

Income Before Income Taxes	42.8	5.5%	40.6	5.1%		99.0	6.5%	54.7	3.5%
Provision for income taxes	11.9		11.0			27.3		14.8

Income Before Charges	$30.9	4.0%	$29.6	3.7%		$71.7	4.7%	$39.9	2.6%

Effective Tax Rate	27.8%		27.2%			27.5%		27.2%
EPS Before Charges – Basic	$0.07		$0.07			$0.16		$0.09

Average Number of Common Shares – Basic	439.7		436.1			439.0		434.4
EPS Before Charges – Diluted	$0.07		$0.07			$0.16		$0.09

Average Number of Common Shares – Diluted	445.5		442.2			444.7		440.3

CONDENSED CONSOLIDATED BALANCE SHEETS

	At June 30,		At Dec. 31, 2002
(In millions)	2003	2002
Assets
Cash and short-term investments	$582.8	$171.8	$1,267.0
Accounts receivable, net	603.7	729.3	490.8
Inventories	540.4	568.3	338.6
Prepaid expenses and other current assets	258.7	268.8	292.6

Total current assets	1,985.6	1,738.2	2,389.0
Property, plant and equipment, net	604.3	602.3	599.6
Other assets	1,492.0	1,617.6	1,471.1

Total Assets	$4,081.9	$3,958.1	$4,459.7

Liabilities and Stockholders’ Equity
Short-term borrowings	$23.9	$31.9	$25.2
Current portion of long-term liabilities	162.2	228.9	182.3
Accounts payable and accrued liabilities	806.8	755.5	1,238.3
Income taxes payable	163.9	208.9	203.0

Total current liabilities	1,156.8	1,225.2	1,648.8
Long-term debt	629.6	990.5	640.1
Other long-term liabilities	202.6	171.5	192.1
Stockholders’ equity	2,092.9	1,570.9	1,978.7

Total Liabilities and Stockholders’ Equity	$4,081.9	$3,958.1	$4,459.7

(a)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel's consolidated statement of operations for the quarter and six months ended June 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT IV

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)

											Year / Year Change
	For the Quarter Ended June 30, 2003					For the Quarter Ended June 30, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$833.2		$0.0	$833.2		$883.0		$0.0	$883.0		-6%		-6%
Sales adjustments	64.2		0.0	64.2		78.6		0.0	78.6

Net Sales	769.0		0.0	769.0		804.4		0.0	804.4		-4%		-4%
Cost of sales	412.7	53.7%	2.4	410.3	53.4%	450.0	55.9%	3.8	446.2	55.5%	-8%	(220)	-8%	(210)

Gross Profit	356.3	46.3%	(2.4)	358.7	46.6%	354.4	44.1%	(3.8)	358.2	44.5%	1%	220	0%	210
Advertising and promotion expenses	80.8	10.5%	0.0	80.8	10.5%	82.9	10.3%	0.0	82.9	10.3%	-3%	20	-3%	20
Other selling and administrative expenses	230.5	30.0%	7.4	223.1	29.0%	221.1	27.5%	4.3	216.8	26.9%	4%	250	3%	210
Restructuring and other charges	3.3	0.4%	3.3	0.0		6.9	0.9%	6.9	0.0		-52%

Operating Income (c)	41.7	5.4%	(13.1)	54.8	7.1%	43.5	5.4%	(15.0)	58.5	7.3%	-4%		-6%	(20)
Interest expense	18.2	2.4%	0.0	18.2	2.4%	29.1	3.6%	0.0	29.1	3.6%	-37%		-37%
Interest (income)	(5.3)	-0.7%	0.0	(5.3)	-0.7%	(4.5)	-0.6%	0.0	(4.5)	-0.6%	16%		16%
Other non-operating (income), net	0.0	0.0%	0.9	(0.9)	-0.1%	(6.7)	-0.8%	0.0	(6.7)	-0.8%

Income Before Income Taxes	28.8	3.7%	(14.0)	42.8	5.5%	25.6	3.2%	(15.0)	40.6	5.1%
Provision for income taxes	7.9		(4.0)	11.9		6.0		(5.0)	11.0

Net Income	$20.9	2.7%	$(10.0)	$30.9	4.0%	$19.6	2.4%	$(10.0)	$29.6	3.7%

Income Per Share – Basic	$0.05		$(0.02)	$0.07		$0.04		$(0.03)	$0.07

Average Number of Common Shares Outstanding – Basic	439.7		439.7	439.7		436.1		436.1	436.1

Income Per Share – Diluted	$0.05		$(0.02)	$0.07		$0.04		$(0.03)	$0.07

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	445.5		445.5	445.5		442.2		442.2	442.2

(a)	See Item 9 of Mattel’s Current Report on Form 8-K dated July 18, 2003, regarding a discussion of reasons why Mattel’s management believes its use of non-GAAP financial measures provide useful information to investors regarding Mattel’s financial condition and results of operations.

(b)	Reported in accordance with generally accepted accounting principles.

(c)	Certain financial information for prior years has been reclassified to conform to the current year’s presentation. Mattel’s consolidated statement of operations for the quarter ended June 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT V

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)

											Year / Year Change
	For the Six Months Ended June 30, 2003					For the Six Months Ended June 30, 2002					As Reported		Pro Forma
(In millions, except per share amounts)	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	As Reported (b)	% Net Sales	Impact of Charges	Pro Forma	% Net Sales	%	bpts of Net Sales	%	bpts of Net Sales
Gross Sales	$1,645.7		$0.0	$1,645.7		$1,688.3		$0.0	$1,688.3		-3%		-3%
Sales adjustments	131.4		0.0	131.4		141.9		0.0	141.9

Net Sales	1,514.3		0.0	1,514.3		1,546.4		0.0	1,546.4		-2%		-2%
Cost of sales	790.0	52.2%	4.1	785.9	51.9%	860.1	55.6%	7.8	852.3	55.1%	-8%	(340)	-8%	(320)

Gross Profit	724.3	47.8%	(4.1)	728.4	48.1%	686.3	44.4%	(7.8)	694.1	44.9%	6%	340	5%	320
Advertising and promotion expenses	164.6	10.9%	0.0	164.6	10.9%	165.6	10.7%	0.0	165.6	10.7%	-1%	20	-1%	20
Other selling and administrative expenses	453.4	29.9%	8.6	444.8	29.4%	434.8	28.1%	6.1	428.7	27.7%	4%	180	4%	170
Restructuring and other charges	12.0	0.8%	12.0	0.0		21.7	1.4%	21.7	0.0		-45%

Operating Income (c)	94.3	6.2%	(24.7)	119.0	7.8%	64.2	4.2%	(35.6)	99.8	6.5%	47%	200	19%	130
Interest expense	35.6	2.4%	0.0	35.6	2.4%	58.7	3.8%	0.0	58.7	3.8%	-39%		-39%
Interest (income)	(11.7)	-0.8%	0.0	(11.7)	-0.8%	(8.4)	-0.5%	0.0	(8.4)	-0.5%	39%		39%
Other non-operating (income), net	(3.0)	-0.2%	0.9	(3.9)	-0.3%	(5.2)	-0.3%	0.0	(5.2)	-0.3%

Income Before Income Taxes	73.4	4.8%	(25.6)	99.0	6.5%	19.1	1.2%	(35.6)	54.7	3.5%
Provision for income taxes	19.7		(7.6)	27.3		3.5		(11.3)	14.8

Income Before Cumulative Effect of Change in Accounting Principles	53.7	3.5%	(18.0)	71.7	4.7%	15.6	1.0%	(24.3)	39.9	2.6%
Cumulative effect of change in accounting principles, net of tax	0.0		0.0	0.0		(252.2)		(252.2)	0.0

Net Income (Loss)	$53.7		$(18.0)	$71.7		$(236.6)		$(276.5)	$39.9

Income (Loss) Per Share – Basic
Income before cumulative effect of change in accounting principles	$0.12		$(0.04)	$0.16		$0.04		$(0.05)	$0.09
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.58)		(0.58)	0.00

	$0.12		$(0.04)	$0.16		$(0.54)		$(0.63)	$0.09

Average Number of Common Shares Outstanding – Basic	439.0		439.0	439.0		434.4		434.4	434.4

Income (Loss) Per Share – Diluted
Income before cumulative effect of change in accounting principles	$0.12		$(0.04)	$0.16		$0.03		$(0.06)	$0.09
Cumulative effect of change in accounting principles	0.00		0.00	0.00		(0.57)		(0.57)	0.00

	$0.12		$(0.04)	$0.16		$(0.54)		$(0.63)	$0.09

Average Number of Common and Common Equivalent Shares Outstanding – Diluted	444.7		444.7	444.7		440.3		440.3	440.3

(a)	See Item 9 of Mattel's Current Report on Form 8-K dated July 18, 2003, regarding a discussion of reasons why Mattel's management believes its use of non-GAAP financial measures provide useful information to investors regarding Mattel's financial condition and results of operations.

(b)	Reported in accordance with generally accepted accounting principles.

(c)	Certain financial information for prior years has been reclassified to conform to the current year's presentation. Mattel's consolidated statement of operations for the six months ended June 30, 2002 has been restated to classify interest income and other non-operating (income), net below operating income to conform to the year end 2002 presentation.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT VI

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)

	Three Months Ended			Six Months Ended
(In millions)	6/30/2003	6/30/2002	% Change	6/30/2003	6/30/2002	% Change
Worldwide Gross Sales at 2003 Constant Conversion Rates: (b)
Mattel Brands	$464.3	$537.6		$977.1	$1,070.1
% Change in Local Currency			-14%			-9%
Fisher-Price Brands	288.4	296.5		516.9	524.4
% Change in Local Currency			-3%			-1%
American Girl Brands	41.6	42.8		88.0	93.4
% Change in Local Currency			-3%			-6%
Other	1.5	2.5		2.1	6.4

Gross Sales in Local Currency	795.8	879.4		1,584.1	1,694.3
% Change in Local Currency			-10%			-7%
Impact of Foreign Exchange	37.4	3.6		61.6	(6.0)

Gross Sales	833.2	883.0		1,645.7	1,688.3
Sales Adjustments	(64.2)	(78.6)		(131.4)	(141.9)

Net Sales	$769.0	$804.4		$1,514.3	$1,546.4

	Three Months Ended			Six Months Ended
	6/30/2002	6/30/2001	% Change	6/30/2002	6/30/2001	% Change
Worldwide Gross Sales at 2002 Constant Conversion Rates: (c)
Mattel Brands	$532.6	$550.9		$1,059.0	$1,025.4
% Change in Local Currency			-3%			3%
Fisher-Price Brands	295.2	316.0		521.6	557.7
% Change in Local Currency			-7%			-6%
American Girl Brands	42.8	37.9		93.4	87.3
% Change in Local Currency			13%			7%
Other	2.5	3.5		6.3	6.6

Gross Sales in Local Currency	873.1	908.3		1,680.3	1,677.0
% Change in Local Currency			-4%			0%
Impact of Foreign Exchange	9.9	6.4		8.0	12.5

Gross Sales	883.0	914.7		1,688.3	1,689.5
Sales Adjustments	(78.6)	(78.5)		(141.9)	(138.1)

Net Sales	$804.4	$836.2		$1,546.4	$1,551.4

(a)	In Exhibit I, Mattel presents percentage changes in gross sales in local currency. Such presentations of changes in gross sales assume a conversion of gross sales from local currency to US dollars using a constant conversion rate, period-over-period. The assumption of such a constant foreign exchange rate is solely for the purpose of consistently presenting changes in gross sales, period-over-period, and does not represent actual foreign exchange rates applicable to Mattel.

(b)	Gross sales for the three- and six-month periods ended June 30, 2003 and 2002 have been converted to US dollars using rates consistent with 2003 conversion rates.

(c)	Gross sales for the three- and six-month periods ended June 30, 2002 and 2001 have been converted to US dollars using rates consistent with 2002 conversion rates.

MATTEL, INC. AND SUBSIDIARIES	EXHIBIT VII

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)

	Three Months Ended
(In millions)	6/30/2003	6/30/2002	% Change

Gross Sales by Geographic Area at 2003 Constant Conversion Rates: (b)
Domestic	$484.6	$569.5
% Change in Local Currency			-15%
International	311.2	309.9

% Change in Local Currency			0%
Gross Sales in Local Currency	795.8	879.4
% Change in Local Currency			-10%
Impact of Foreign Exchange	37.4	3.6

Gross Sales	833.2	883.0
Sales Adjustments	(64.2)	(78.6)

Net Sales	$769.0	$804.4

(a)	In its Press Release, Mattel presents percentage changes in international gross sales in local currency. Such presentations of changes in gross sales assume a conversion of gross sales from local currency to US dollars using a constant conversion rate, period-over-period. The assumption of such a constant foreign exchange rate is solely for the purpose of consistently presenting changes in gross sales, period-over-period, and does not represent actual foreign exchange rates applicable to Mattel.

(b)	Gross sales for the three-month periods ended June 30, 2003 and 2002 have been converted to US dollars using rates consistent with 2003 conversion rates.